SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 12, 2004


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


              Delaware                 0-25148                   11-2974651
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    (State or Other Jurisdiction     (Commission                (IRS Employer
          of Incorporation)           File No.)              Identification No.)


425B Oser Avenue, Hauppauge, New York                            11788
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(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

         On February 12, 2004, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the quarter ended December 31, 2003.

Item 7. Financial Statements, Pro Forma Financial information and Exhibits.


     (a)  Exhibits
          --------

              99.1                Press Release dated February 12, 2004

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2004

                            GLOBAL PAYMENT TECHNOLOGIES, INC.



                            By: /s/ Thomas McNeill
                                ------------------------------------------------
                                  Name:  Thomas McNeill
                                  Title: Vice President, Chief Financial Officer
                                         and Secretary